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                                   AMERICHOICE

                             AMERICHOICE CORPORATION

                                 1998 STOCK PLAN


        1. PURPOSE. The purpose of the 1998 Stock Plan (the "Plan") of AmeriChoice Corporation, Inc., a Delaware corporation (the "Corporation") is to advance the interests of the Company by enhancing its ability to attract and retain key employees an consultants who are in a position to contribute to the Corporation's future growth and success by providing opportunities to participate in the ownership of the Corporation and its future growth through Stock Options.

        2.      ADMINISTRATION OF THE PLAN:

        A. BOARD OR COMMITTEE ADMINISTRATION. The plan shall be administered by the Committee. Subject to ratification of the grant of each Option by the Board (if so required by applicable state law), and subject to the terms of the plan, the Committee shall have the authority to (i) determine to whom (from among the class of employees eligible under paragraph 3 to receive
ISOs) ISOs shall be granted, and to whom (from among the class of individuals eligible under paragraph 3 to receive Non-Qualified Stock Options) Non-Qualified Stock Options may be granted; (ii) determine the time or times at which Options shall be granted; (iii) determine the purchase price of shares subject to each Option, which prices shall not be less than the minimum price specified in paragraph 6; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Stock Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; (vii) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and the nature of such restrictions, if any; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to tit and take such other actions in the administration and operation of the Plan as the Committee deems equitable under the circumstances. If the Committee determines to issue a Non-Qualified Stock Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem advisable. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Option granted under it.

        B. COMMITTEE ACTIONS. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members


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in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        3. ELIGIBLE EMPLOYEES AND OTHERS. ISOs may be granted only to employees of the Company. Non-Qualified Stock Options may be granted to any employee or consultant of the Company (whether or not such consultant is an employee of the Company). The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an Option. The granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify such individual or entity from, participation in any other grant of Options.

        4. STOCK. The stock subject to Options shall be authorized but unissued shares of Common Stock, or shares of Common stock reacquired by the Corporation in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 100,000 shares, subject to adjustment as provided in paragraph 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares of Common stock subject to such Option shall again be available for grants of Options under the Plan.

        A. No employee of the Company may be granted Options to acquire, in the aggregate, more than 10,000 shares of Common Stock under the Plan. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or shall be repurchased by the Company, the shares subject to such Option shall be included in the determination of the aggregate number of shares of Common Stock deemed to have been granted to such employee under the Plan.

        5. GRANTING OF STOCK OPTIONS. Options may be granted under the Plan at any time on or after July 16, 1998 and prior to July 16, 2008. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. Options granted under the Plan are intended to qualify as performance-based compensation to the extent required under Treasury Regulation Section 1.162-27.

        6.      STOCK OPTIONS:

        A. GENERAL. Subject to the provisions of the Plan, the Committee may award Incentive Stock Options and Non-Qualified stock Options, and determine the number of shares of Common Stock to be covered by each Option, the option price of such Option and the conditions and limitations applicable to the exercise of such Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.


        The Committee shall establish the exercise price at the time each Option is awarded. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may specify in the applicable Option agreement. The Committee may impose such


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conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

        B.      INCENTIVE STOCK OPTIONS.

                a. All ISOs shall, at the time of grant, be specifically designated as such in the option Agreement covering such ISOs.

                b. The exercise price per share specified in the Option Agreement relating to each ISO granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the price per share specified in the Option Agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply.

                c. Each Eligible Employee (as determined by the Committee) may be granted Options treated as ISOs only to the extent that, in the aggregate under the plan and all incentive stock option plans of the Company, ISOs do not become exercisable for the first time by such employee during any calendar year with respect to Common Stock having a Fair Market Value (determined at the time the ISOs were granted) in excess of $100,000. The Corporation intends to designate any Options granted in excess of such limitation as Non-Qualified Options.

        C.      NON-QUALIFIED STOCK OPTIONS.

                The exercise price per share specified in the Option Agreement relating to each Non-Qualified Stock Option granted under the Plan shall in no event be less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Corporation or its successors in interest may be organized. Non-Qualified Stock Options granted under the plan, with an exercise price less than the Fair Market Value per share of Common Stock on the date of grant, are intended to qualify as performance-based compensation under
Section 162(m) of the Code and any applicable regulations thereunder. Any such Non-Qualified Stock Options granted under the Plan shall be exercisable only upon the attainment of a pre-established, objective performance goal established by the Committee. If the Committee grants Non-Qualified Stock Options with an exercise price less than the Fair Market Value per share of Common Stock on the date of grant, such grant will be submitted for, and will be contingent upon shareholder approval.

        D. HOLDING PERIOD. Each option grant made under this paragraph 6 shall be held for at least six (6) months following the date of such grant.

        7. DURATION OF OPTIONS. Subject to earlier termination as provided in paragraphs 9 and 10 or in the Option Agreement relating to such Option, each Option shall expire on the date specified by the Committee, but not more than
(i) ten years from the date of grant in the case of Options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, as determined under paragraph 6(B). Subject to


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earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original option agreement granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Stock Option pursuant to paragraph 16.

        8. EXERCISE. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

        A. VESTING. Subject to paragraph 6(D) and Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

        B. FULL VESTING OF INSTALLMENTS. Once an installment of an option becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

        C. PARTIAL EXERCISE. Each Option or installment of an Option may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

        D. ACCELERATION OF VESTING. The Committee shall have the right to accelerate the date that any installment of any Option becomes exercisable; provided that the Committee shall not, without the consent of an optionee, accelerate the permitted exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Stock Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in section 422(d) of the Code, as described in paragraph 6(B).

        E. CHANGE OF CONTROL. In the event of a Change in Control all Options theretofore granted under this Plan shall vest to the extent not previously vested five days prior to the earliest of (i) the record date, if any, for such transaction, (ii) the effective date of any related registration statement and (iii) the closing date of such transaction. A "Change in Control" shall mean the occurrence of any of the following: (i) an event or series of events (including a merger or consolidation) as a result of which any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, together with their affiliates, other than the current "beneficial owners" (within the meeting of Rules 13d-3 and 13d-5 under the Exchange Act) becomes the "beneficial owner" of outstanding shares of the Corporation entitling such person or group, together with such affiliates, to exercise more than 50% of the total voting power of all classes of outstanding voting shares of the Corporation; or (ii) the sale or transfer by the Corporation of all or substantially all of its properties and assets to any other person.

        9. TERMINATION OF EMPLOYMENT. Unless otherwise specified in the Option Agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company other than by reason of death or disability as defined in paragraph 10, no further installments of his or her ISOs shall become exercisable, and his or her ISOs shall terminate on the earlier of (a) ninety
(90) days after the date of termination of his or her employment, or (b) their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Stock options pursuant to paragraph 16 or such ISO's provide for a longer period of exercise after termination of employment as a result of retirement on after age


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65, in which case such ISO's shall be treated as Non-Qualified Stock Options to the extent exercised later than 90 days after the termination of employment. For purposes of this paragraph 9, employment shall be considered as continuing uninterrupted during (a) any bona fide leave of absence (such as those attributable to illness, maternity leave, military obligations or governmental service) with written approval of the Committee that contractually obligates the Company to continue the employment of the optionee after the approved period of absence; provided that the period of such leave does not exceed 90 days; or (b) any period during which such optionee's right to re-employment is guaranteed by statute. ISOs granted under the Plan shall not be affected by any change of employment within the Company, so long as the optionee continues to be an employee of the Company. Nothing in the Plan shall be deemed to give any grantee of any Stock Option the right to be retained in employment or other service by the Company for any period of time.

        10.     DEATH, DISABILITY.

        A. DEATH. Unless otherwise specified in the Option Agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company by reason of his or her death, no further installments of his or her ISOs shall become exercisable on the date of death, by the estate, personal representative or beneficiary who has acquired the ISOs by will or by the laws of descent and distribution, on or prior to the date that is the earlier of (i) the specified expiration date of the ISOs and (ii) 180 days from the date of the optionee's death, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Stock Options pursuant to paragraph 16.

        B. DISABILITY. Unless otherwise specified in the Option Agreement relating to such ISO, if an ISO optionee ceases to be employed by the Company by reason of his or her disability, no further installments of his or her ISOs shall become exercisable, and such optionee shall have the right to exercise any ISOs held by him or her on the date of termination of employment, for the number of shares for which he or she could have exercised the ISOs on that date, until the earlier of (i) the specified expiration date of the ISOs or (ii0 180 days from the date of the termination of the optionee's employment, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Stock Options pursuant to paragraph 16. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or any successor statute.

        11. CANCELLATION AND RESCISSION OF OPTIONS. Unless the Stock Option Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Options at any time if the Optionee is not in compliance with all applicable provisions of the Stock Option Agreement and the Plan, or if the optionee engages in any "Detrimental Activity". for purposes of this Section 11, "Detrimental Activity" shall include: (i) the rendering of services for nay organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company; (ii) the disclosure to anyone outside the Company or the use in other than the Company's business, without prior written authorization from the Company, of any confidential information or material relating to the business of the Company, acquired by the Optionee either during or after employment with the


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Company; (iii) activity that results in termination of the Optionee's employment for cause; (iv) a violation of any rules, policies, procedures, or guidelines of the Company; (v) any attempt directly or indirectly to induce any employee of the Company to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier, provider or partner of the Company; (vi) the optionee being convicted of, or entering a guilty plea with respect to a crime whether or not connected with the Company; or (vii) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company.

        In the event an Optionee engages in a "Detrimental Activity" as defined in this Section 11 prior to or during the 6 months after any exercise, delivery by the Company may be rescinded within 2 years thereafter. In the event of any such rescission, the Optionee shall pay to the Company the amount of any gain realized as a result of the rescinded exercise, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to off-set against the amount of any such gain any amount owed to the Optionee by the Company.

        12. ASSIGNABILITY. No Stock Option shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution. Except as set forth in the previous sentence, during the lifetime of a grantee each Stock Option shall be exercisable only by such grantee or his or her legal representative.

        13. TERMS AND CONDITIONS OF OPTIONS. Options shall be evidenced by Option agreements (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. The Committee may specify that any Non-Qualified Stock Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

        14. ADJUSTMENTS. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to such optionee hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written Option Agreement between the optionee and the Company relating to such Option.

        A. STOCK DIVIDENDS AND STOCK SPLITS. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Corporation shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.


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        B.      CONSOLIDATIONS OR MERGERS. If the Corporation is to be
consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Corporation's assets or otherwise (an "Acquisition"), the Committee or the Board of Directors of any entity assuming the obligations of the Corporation hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for such Options by substituting on an equitable basis for the shares then subject to such Options either (a) the consideration payable with respect to the outstanding shares of Common stock in connection with the Acquisition, (b) shares of stock of the surviving corporation or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the Fair Market Value immediately preceding the acquisition of the shares of Common Stock subject to such Options; or (ii) upon written notice to the optionees, provide that all options must be exercised, to the extent then vested and exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair Market Value, if any, of the shares of Common Stock subject to such Options (to the extent then vested and exercisable) over the exercise price thereof.

        C. RECAPITALIZATION OR REORGANIZATION. In the event of a recapitalization or reorganization of the Corporation (other than a transaction described in subparagraph (B) above) pursuant to which securities of the Corporation or of another corporation are issued with respect to the outstanding shares of Common Stock, the Committee shall have the right to substitute the securities into which Common Stock has been converted pursuant to such recapitalization or reorganization and to fix the exercise price for such substituted securities as the Committee deems fair and appropriate under the circumstances.

        D. MODIFICATION OF ISOS. Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B or C above with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause adverse tax consequences to the holders, it may refrain in its discretion from making such adjustments.

        E. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Corporation, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

        F. ISSUANCE OF SECURITIES. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Corporation.

        G. FRACTIONAL SHARES. No Option shall be exercisable to the extent such exercise would require the issuance of a fractional share of Common Stock.


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        H.      ADJUSTMENTS. Upon the happening of any of the events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

        15. MEANS OF EXERCISING OPTIONS. An Option (or any part or installment thereof) shall be exercised, to the extent then exercisable, by giving written notice to the Company by first class mail to, or in person at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefore either (a) in United States dollars in cash or by check, (b) at the discretion of the Committee, through delivery of shares of the Corporation's Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (d) at the discretion of the Committee and consistent with applicable law, through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's discretion at the time of exercise, or (e) at the discretion of the Committee, by any combination of (a),
(b), (c) and (d) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), (d) or (e) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of an Option shall not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to such holder for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends and stock splits, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

        16. TERM AND AMENDMENT OF PLAN. This Plan was adopted by the Board on July 16, 1998, subject, with respect to the validation of ISOs granted under the Plan, to approve of the Plan by the stockholders of the Corporation at the next meeting of stockholders. If the approval of stockholders is not obtained prior to December 31, 1998, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire at the end of the day on October 17, 2008 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders of the Corporation (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13) and (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified. In no event may action of the Board or stockholders alter or impair the rights of a grantee under any Option previously granted to such grantee, without such grantee's consent.


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        17.     CONVERSION OF ISOS INTO NON-QUALIFIED STOCK OPTIONS. The
Committee, at the written request or with the written consent of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Stock Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company at the time of such conversion. Such actions may include, but shall not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such ISOs. At the time of such conversion, the Committee (with the consent of the optionee) may impose such conditions on the exercise of the resulting Non-Qualified Stock Options as the Committee in its discretion may determine; provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Stock Options, and no such conversion shall occur until and unless the Committee takes appropriate action.

        18. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

        19. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION. By accepting an ISO granted under the Plan, each optionee agrees to notify the Company in writing immediately after such optionee makes a Disqualifying Disposition (as described in Sections 421, 422 and 424 of the Code and regulations thereunder) of any stock acquired pursuant to the exercise of ISOs granted under the Plan. A Disqualifying Disposition is generally any disposition occurring on or before the date that is the later of (a) the date two years following the date the ISO was granted and (b) the date one year following the date the ISO was exercised.

        20. WITHHOLDING OF ADDITIONAL INCOME TAXES. Upon the exercise of a Non-Qualified Stock Option or the making of a Disqualifying Disposition (as defined in paragraph 18) such other transaction authorized by the Plan, the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income. The Committee in its discretion may condition the exercise of an Option, or such other transaction authorized by the Plan, on the grantee's making satisfactory arrangement for such withholding. Such arrangement may include payment by the grantee in cash or by check of the amount of the withholding taxes or, at the discretion of the Committee, by the grantee's delivery of previously held shares of Common Stock or the withholding from the shares of Common Stock otherwise deliverable upon exercise of an Option, shares having an aggregate Fair Market Value equal to the amount of such withholding taxes.

        21. GOVERNMENTAL REGULATION. The Company's obligation to sell and deliver shares of the Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

        Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs under the Plan, and the Company may be required to file tax information returns reporting the income received by grantees of options in connection with the Plan.


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        22.     GOVERNING LAW. The validity and construction of the Plan and the instruments evidencing Options shall be governed by and construed according to the laws of the State of Delaware.

        23.     DEFINITIONS.


                        A. "Acquisition" has the meaning set forth in paragraph 13(B).

                        B. "Beneficiary" means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under the Plan in the event of a Participant's death.

                        C. "Board" means the Board of Directors of the Corporation.

                        D. "Code" means the internal Revenue code of 1986, as amended from time to time.

                        E. "Commission" means the Securities and Exchange Commission.

                        F. "Committee" means the Committee appointed by the Board and consisting of two or more Board members or such greater number as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a "disinterested director" or a "non-employee director" as determined under Rule 16b-3, and each of whom, to the extent required by Section 162(m) of the Code and applicable regulations thereunder, shall be "outside directors" as determined by such Code section and regulations; provided, however, that the minimum number of members of the Committee may be reduced by the Board to the minimum number required by Rule 16b-3, as then in effect, and the minimum number required by Code Section 162(m) and applicable regulations thereunder.

                        G. "Common Stock" means the common stock, $.01 par value, of the Corporation.

                        H. "Company" means the Corporation and its subsidiaries.

                        I. "Corporation" means AmeriChoice Corporation, a Delaware corporation.

                        J. "Director" means member of the Board of Directors of the AmeriChoice Corporation or any person performing similar functions with respect to the Company.

                        K. "Eligible Employee" means an officer or key employee of the Company who has not served on the Committee within the preceding twelve months and consultants to the Company whether or not such consultants are employees.


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


                        L. "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                        M. "Fair Market Value" for the purposes of this Plan if, at the time an option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such option is granted and shall mean; (a) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (b) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market, if the Common Stock is not then traded on a national securities exchange; or (c) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market. However, if the Common Stock is not publicly traded at the time an option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions. If there is a disagreement with respect to a "fair market value" determination which had been made by the Committee that arises in connection with an initial public offering of Common Stock, the Committee in its absolute discretion, shall have the right (in order to resolve such disagreement) to retroactively adjust such "fair market value" determination to take in account, as the Committee deems appropriate in its absolute discretion, the price of the Common Stock set for such initial public offering, and all options granted under the Plan before an initial public offering automatically shall be granted subject to such adjustment right.

                        N. "Incentive Stock Option" or "ISO" means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

                        O. "Non-Qualified Stock Option" means an option which is designated as a Non-Qualified Stock Option and does not qualify as an ISO.

                        P. "Officer" means a president, vice-president, secretary, treasurer, or principal financial officer, controller, or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

                        Q. "Option" means an option to purchase Common Stock under the Plan. An Option shall be designated by the Committee as a Non-Qualified Stock Option or an Incentive Stock Option.

                        R. "Option Agreement" means a written agreement setting forth the terms of the Option.

                        S. "Optionee" means an Eligible Employee who has been granted an Option.


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


                        T. "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

                        U. "Plan" means the 1998 Stock Plan of the Corporation.

                        V. "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act as amended from time to time.

                        W. "Securities Act" means the Securities Act of 1933, as amended.

                        X. "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

                        Y. "Successor Board" has the meaning set forth in paragraph 13(B).

                        Z. "Total Disability" means a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code.



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                       AMENDMENT TO 1998 STOCK OPTION PLAN

        Pursuant to Section 16 of the 1998 Stock Plan as now in effect (the "Plan") of AmeriChoice Corporation, a Delaware corporation, the Plan is hereby amended by deleting the second sentence of Section 8E of the Plan in its entirety and replacing it with the following:

        A "Change of Control" shall mean the occurrence of any of the following:
        (i) an event or series of events (including a merger or consolidation) as a result of which any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, together with their affiliates, other than the current "beneficial owners" (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act), becomes the "beneficial owner" of outstanding shares of the Corporation entitling such person or group, together with such affiliates, to exercise more than 20% of the total voting power of all classes of outstanding voting shares of the Corporation; provided, however, that a "Change in Control" shall not be deemed to have occurred under this clause (i) as a result of the issuance of shares of the Corporation in connection with an acquisition of the business or assets of another person in which holders of the Corporation immediately prior to such acquisition, immediately thereafter, continue to hold at least 60% of total outstanding shares of the Corporation; or (ii) the sale or transfer by the Corporation of all or substantially all of its properties and assets to any other person.

        This Amendment to the 1998 Stock Plan shall be effective as of October 18, 2001.